Exhibit 99.1

READY CAPITAL CORPORATION ANNOUNCES SECOND QUARTER 2020 RESULTS

New York, New York, August 6, 2020 / PRNewswire / – Ready Capital Corporation (“Ready Capital” or the “Company”) (NYSE: RC), a multi-strategy real estate finance company that originates, acquires, finances, and services small to medium balance commercial loans, today reported financial results for the quarter ended June 30, 2020. Ready Capital reported U.S. GAAP Net income for the three months ended June 30, 2020 of $34.7 million, or $0.62 per share of common stock, and Core Earnings (a non-GAAP financial measure) of $39.2 million, or $0.70 per share of common stock. The Company’s record results benefitted from its gain on sale businesses, including significant participation the U.S Government’s Paycheck Protection Program.

Second Quarter Results:

●	U.S. GAAP Net income of $34.7 million, or $0.62 per diluted share of common stock
●	Core Earnings of $39.2 million, or $0.70 per diluted share of common stock
●	Adjusted net book value of $14.46 per share of common stock as of June 30, 2020
●	Unrestricted cash position of $257.0 million as of June 30, 2020
●	Originated a record $1.2 billion of residential mortgage loans
●	Originated a record $157.9 million of Freddie Mac loans
●	Originated $20.8 million of loans guaranteed by the U.S. Small Business Administration (the “SBA”) under its Section 7(a) loan program
●	Facilitated the origination of $2.7 billion in Paycheck Protection Program (PPP) loans, representing over 40,000 businesses
●	Declared and paid dividend of $0.25 per share in cash

“We are proud of the record results we produced, despite the unprecedented and challenging times due to the COVID-19 pandemic,” commented Thomas Capasse, Ready Capital’s Chairman and Chief Executive Officer. “The Company successfully responded to this new economic environment by effectively reducing risk by increasing liquidity, preserving book value and reducing mark-to-market liabilities, while expanding our government sponsored lending segments. We are pleased we were able to do our small part in helping over 40,000 small businesses across the country through our participation in the PPP program.”

Increase in Size of Existing Stock Repurchase Program

On August 4, 2020, the Board of Directors authorized an increase in the size of the Company’s existing stock repurchase program by an additional $5.0 million, bringing the total amount authorized and available under the program to $25.0 million.  The stock repurchase program authorizes, but does not obligate, the repurchase of the Company's common stock from time to time. The Company expects to acquire shares through open market or privately negotiated transactions. The timing and amount of repurchase transactions will be determined by the Company’s management based on its evaluation of market conditions, share price, legal requirements and other factors.  Repurchases are expected to be made from available cash on hand.

Use of Non-GAAP Financial Information

In addition to the results presented in accordance with U.S. GAAP, this press release includes Core Earnings, which is a non-U.S. GAAP financial measure. The Company defines Core Earnings as net income adjusted for unrealized gains and losses related to certain mortgage backed securities (“MBS”), realized gains and losses on sales of certain MBS, unrealized gains and losses related to residential mortgage servicing rights, unrealized gains or losses resulting from a change in CECL impairment reserves on accrual loans, and one-time non-recurring gains or losses, such as gains or losses on discontinued operations, bargain purchase gains, merger related expenses, or other one-time items.

The Company believes that this non-U.S. GAAP financial information, in addition to the related U.S. GAAP measures, provides investors greater transparency into the information used by management in its financial and operational decision-making. However, because Core Earnings is an incomplete measure of the Company's financial performance and involves differences from net income computed in accordance with U.S. GAAP, it should be considered along with, but not as an alternative to, the Company's net income computed in accordance with U.S. GAAP as a measure of the Company's financial performance. In addition, because not all companies use identical calculations, the Company's presentation of Core Earnings may not be comparable to other similarly-titled measures of other companies.

In calculating Core Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude unrealized gains and losses on MBS acquired by the Company in the secondary market, but is not adjusted to exclude unrealized gains and losses on MBS retained by Ready Capital as part of its loan origination businesses, where the Company transfers originated loans into an MBS securitization and the Company retains an interest in the securitization. In calculating Core Earnings, the Company does not adjust Net Income (in accordance with U.S. GAAP) to take into account unrealized gains and losses on MBS retained by us as part of the loan origination businesses because the unrealized gains and losses that are generated in the loan origination and securitization process are considered to be a fundamental part of this business and an indicator of the ongoing performance and credit quality of the Company’s historical loan originations. In calculating Core Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude realized gains and losses on certain MBS securities considered to be non-core.  Certain MBS positions are considered to be non-core due to a variety of reasons which may include collateral type, duration, and size.

In addition, in calculating Core Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude unrealized gains or losses on residential MSRs, held at fair value.  The Company treats its commercial MSRs and residential MSRs as two separate classes based on the nature of the underlying mortgages and the treatment of these assets as two separate pools for risk management purposes.  Servicing rights relating to the Company’s small business commercial business are accounted for under ASC 860, Transfer and Servicing, while the Company’s residential MSRs are accounted for under the fair value option under ASC 825, Financial Instruments.  In calculating Core Earnings, the Company does not exclude realized gains or losses on either commercial MSRs or residential MSRs, held at fair value, as servicing income is a fundamental part of Ready Capital’s business and is an indicator of the ongoing performance.

The following table reconciles net income computed in accordance with U.S. GAAP to Core Earnings for the three months ended June 30, 2020:

Three Months Ended
(In Thousands)	June 30,
Net Income	$34,663
Reconciling items:
Unrealized (gain) loss on mortgage servicing rights	12,044
Change in CECL reserves on accrual loans	(5,076)
Non-recurring REO impairment	106
Merger transaction costs and other non-recurring expenses	967
Unrealized loss on mortgage-backed securities	(45)
Total reconciling items	$7,996
Core earnings before income taxes	$42,659
Income tax adjustments	(3,436)
Core earnings	$39,223
Less: Core earnings attributable to non-controlling interests	(917)
Less: Income attributable to participating shares	(285)
Core earnings attributable to Common Stockholders	$38,021
Core earnings per share	$0.70

U.S. GAAP Return on Equity is based on U.S. GAAP Net Income, while Core Return on Equity is based on Core Earnings, which adjusts GAAP Net Income for the items in the Core reconciliation above.

Webcast and Earnings Conference Call

Management will host a webcast and conference call on Friday, August 7, 2020 at 8:30 am ET to provide a general business update and discuss the financial results for the quarter ended June 30, 2020. The webcast will be available on the Company’s website at www.readycapital.com. To listen to a live broadcast, access the site at least 15 minutes prior to the scheduled start time in order to register and download and install any necessary audio software.

The Company encourages use of the webcast due to potential extended wait times to access the conference call via dial-in. The webcast of the conference call will be available in the Investor Relations section of the Company’s website at www.readycapital.com. To listen to a live broadcast, go to the site at least 15 minutes prior to the scheduled start time in order to register, download and install any necessary audio software.

To Participate in the Telephone Conference Call:

Dial in at least five minutes prior to start time.

Domestic: 1-855-327-6837

International: 1-631-891-4304

Conference ID #: 10010348

Conference Call Playback:

Domestic: 1-844-512-2921

International: 1-412-317-6671

Replay Pin #: 10010348

The playback can be accessed through August 21, 2020.

Safe Harbor Statement

This press release contains statements that constitute "forward-looking statements," as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; the Company can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company's expectations include, but are not limited to, applicable regulatory changes; general volatility of the capital markets; changes in the Company’s investment objectives and business strategy; the availability of financing on acceptable terms or at all; the availability, terms and deployment of capital; the availability of suitable investment opportunities; changes in the interest rates or the general economy; increased rates of default and/or decreased recovery rates on investments; changes in interest rates, interest rate spreads, the yield curve or prepayment rates; changes in prepayments of Company’s assets; the degree and nature of competition, including competition for the Company's target assets; and other factors, including those set forth in the Risk Factors section of the Company's most recent Annual Report on Form 10-K filed with the SEC, and other reports filed by the Company with the SEC, copies of which are available on the SEC's website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

About Ready Capital Corporation

Ready Capital Corporation (NYSE: RC) is a multi-strategy real estate finance company that originates, acquires, finances and services small to medium balance commercial loans. Ready Capital specializes in loans backed by commercial real estate, including agency multi-family, investor and bridge as well as SBA 7(a) business loans. Headquartered in New York, New York, Ready Capital employs over 500 lending professionals nationwide. The company is externally managed and advised by Waterfall Asset Management, LLC.

Contact

Investor Relations
Ready Capital Corporation
212-257-4666
InvestorRelations@readycapital.com

Additional information can be found on the Company’s website at www.readycapital.com

READY CAPITAL CORPORATION

UNAUDITED CONSOLIDATED BALANCE SHEETS

(In Thousands)	June 30, 2020	December 31, 2019
Assets
Cash and cash equivalents	$257,017	$67,928
Restricted cash	91,539	51,728
Loans, net (including $124,298 and $20,212 held at fair value)	1,432,807	1,727,984
Loans, held for sale, at fair value	297,669	188,077
Mortgage backed securities, at fair value	75,411	92,466
Loans eligible for repurchase from Ginnie Mae	186,197	77,953
Investment in unconsolidated joint ventures	53,939	58,850
Purchased future receivables, net	27,190	43,265
Derivative instruments	19,037	2,814
Servicing rights (including $73,645 and $91,174 held at fair value)	107,761	121,969
Real estate, held for sale	47,009	58,573
Other assets	103,701	106,925
Assets of consolidated VIEs	2,761,655	2,378,486
Total Assets	$5,460,932	$4,977,018
Liabilities
Secured borrowings	1,253,895	1,189,392
Securitized debt obligations of consolidated VIEs, net	2,140,009	1,815,154
Convertible notes, net	111,581	111,040
Senior secured notes, net	179,481	179,289
Corporate debt, net	150,387	149,986
Guaranteed loan financing	436,532	485,461
Liabilities for loans eligible for repurchase from Ginnie Mae	186,197	77,953
Derivative instruments	9,106	5,250
Dividends payable	14,524	21,302
Accounts payable and other accrued liabilities	166,174	97,407
Total Liabilities	$4,647,886	$4,132,234
Stockholders’ Equity
Common stock, $0.0001 par value, 500,000,000 shares authorized, 54,872,789 and 51,127,326 shares issued and outstanding, respectively	5	5
Additional paid-in capital	854,222	822,837
Retained earnings	(49,755)	8,746
Accumulated other comprehensive loss	(9,876)	(6,176)
Total Ready Capital Corporation equity	794,596	825,412
Non-controlling interests	18,450	19,372
Total Stockholders’ Equity	$813,046	$844,784
Total Liabilities and Stockholders’ Equity	$5,460,932	$4,977,018

READY CAPITAL CORPORATION

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended June 30,		Six Months Ended June 30,
(In Thousands, except share data)	2020	2019	2020	2019
Interest income	$63,211	$57,034	$132,762	$105,787
Interest expense	(43,408)	(35,753)	(90,338)	(71,529)
Net interest income before provision for loan losses	$19,803	$21,281	$42,424	$34,258
Provision for loan losses	591	(1,348)	(39,214)	(1,866)
Net interest income after provision for loan losses	$20,394	$19,933	$3,210	$32,392
Non-interest income
Residential mortgage banking activities	80,564	21,021	117,233	35,608
Net realized gains on financial instruments and real estate owned	7,438	6,255	14,610	13,537
Net unrealized losses on financial instruments	(13,744)	(7,006)	(47,178)	(13,918)
Servicing income, net of amortization and impairment of $1,277 and $3,001 for the three and six months ended June 30, 2020, and $853 and $2,616 for the three and six months ended June 30, 2019, respectively	8,982	7,811	17,079	14,563
Income on purchased future receivables, net of allowance for doubtful accounts of $1,771 and $8,688 for the three and six months ended June 30, 2020, and $0 and $0 for the three and six months ended June 30, 2019, respectively	5,586	—	9,069	—
Income (loss) on unconsolidated joint ventures	507	2,083	(3,030)	5,012
Other income	31,594	2,792	35,667	3,692
Gain on bargain purchase	—	—	—	30,728
Total non-interest income	$120,927	$32,956	$143,450	$89,222
Non-interest expense
Employee compensation and benefits	(27,288)	(12,509)	(46,224)	(23,957)
Allocated employee compensation and benefits from related party	(1,250)	(1,250)	(2,500)	(2,103)
Variable expenses on residential mortgage banking activities	(36,446)	(13,501)	(56,575)	(22,677)
Professional fees	(1,919)	(1,586)	(4,475)	(3,415)
Management fees – related party	(2,666)	(2,495)	(5,227)	(4,492)
Incentive fees – related party	(3,506)	—	(3,506)	—
Loan servicing expense	(10,327)	(4,571)	(15,898)	(8,219)
Merger related expenses	(11)	(603)	(58)	(6,070)
Other operating expenses	(17,745)	(8,085)	(31,487)	(14,947)
Total non-interest expense	$(101,158)	$(44,600)	$(165,950)	$(85,880)
Income (loss) before provision for income taxes	$40,163	$8,289	$(19,290)	$35,734
Income tax (provision) benefit	(5,500)	2,956	2,437	5,959
Net income (loss)	$34,663	$11,245	$(16,853)	$41,693
Less: Net income (loss) attributable to non-controlling interest	810	276	(254)	1,257
Net income (loss) attributable to Ready Capital Corporation	$33,853	$10,969	$(16,599)	$40,436

Earnings (loss) per common share - basic	$0.62	$0.25	$(0.33)	$1.05
Earnings (loss) per common share - diluted	$0.62	$0.25	$(0.33)	$1.05

Weighted-average shares outstanding
Basic	53,980,451	44,425,598	52,982,246	38,524,023
Diluted	54,013,958	44,431,263	53,015,753	38,527,317

Dividends declared per share of common stock	$0.25	$0.40	$0.65	$0.80

READY CAPITAL CORPORATION

UNAUDITED SEGMENT REPORTING

fOR THE three months ENDED June 30, 2020

			SBA Originations,	Residential
	Loan	SBC	Acquisitions,	Mortgage	Corporate-
(In Thousands)	Acquisitions	Originations	and Servicing	Banking	Other	Consolidated
Interest income	$14,977	$37,497	$8,808	$1,929	$—	$63,211
Interest expense	(10,654)	(23,507)	(6,839)	(2,036)	(372)	(43,408)
Net interest income before provision for loan losses	$4,323	$13,990	$1,969	$(107)	$(372)	$19,803
Provision for loan losses	(1,965)	5,821	(2,765)	(500)	—	591
Net interest income after provision for loan losses	$2,358	$19,811	$(796)	$(607)	$(372)	$20,394
Non-interest income
Residential mortgage banking activities	$—	$—	$—	$80,564	$—	$80,564
Net realized gain on financial instruments	(396)	6,232	1,602	—	—	7,438
Net unrealized gain on financial instruments	(1,016)	(716)	31	(12,043)	—	(13,744)
Other income	1,419	1,439	28,674	46	16	31,594
Servicing income	172	399	2,393	6,018	—	8,982
Income on purchased future receivables, net of allowance for doubtful accounts	5,586	—	—	—	—	5,586
Income from unconsolidated joint ventures	507	—	—	—	—	507
Total non-interest income	$6,272	$7,354	$32,700	$74,585	$16	$120,927
Non-interest expense
Employee compensation and benefits	(2,638)	(4,689)	(3,485)	(15,843)	(633)	(27,288)
Allocated employee compensation and benefits from related party	(125)	—	—	—	(1,125)	(1,250)
Variable expenses on residential mortgage banking activities	—	—	—	(36,446)	—	(36,446)
Professional fees	(251)	(104)	(138)	(271)	(1,155)	(1,919)
Management fees – related party	—	—	—	—	(2,666)	(2,666)
Incentive fees – related party	—	—	—	—	(3,506)	(3,506)
Loan servicing expense	(1,500)	(1,711)	(247)	(6,861)	(8)	(10,327)
Merger related expenses	—	—	—	—	(11)	(11)
Other operating expenses	(4,072)	(4,429)	(6,530)	(1,973)	(741)	(17,745)
Total non-interest expense	$(8,586)	$(10,933)	$(10,400)	$(61,394)	$(9,845)	$(101,158)
Net income (loss) before provision for income taxes	$44	$16,232	$21,504	$12,584	$(10,201)	$40,163
Total assets	$1,125,035	$2,620,406	$804,355	$568,353	$342,783	$5,460,932

READY CAPITAL CORPORATION

UNAUDITED SEGMENT REPORTING

fOR THE SIX months ENDED June 30, 2020

			SBA Originations,	Residential
		SBC	Acquisitions,	Mortgage	Corporate-
(In Thousands)	Acquisitions	Originations	and Servicing	Banking	Other	Consolidated
Interest income	$31,470	$76,766	$21,279	$3,247	$—	$132,762
Interest expense	(21,859)	(49,134)	(15,352)	(3,621)	(372)	(90,338)
Net interest income before provision for loan losses	$9,611	$27,632	$5,927	$(374)	$(372)	$42,424
Provision for loan losses	(7,688)	(24,007)	(7,019)	(500)	—	(39,214)
Net interest income after provision for loan losses	$1,923	$3,625	$(1,092)	$(874)	$(372)	$3,210
Non-interest income
Residential mortgage banking activities	$—	$—	$—	$117,233	$—	$117,233
Net realized gain (loss) on financial instruments	(1,135)	9,881	5,864	—	—	14,610
Net unrealized gain (loss) on financial instruments	(10,439)	(7,207)	(1,051)	(28,481)	—	(47,178)
Servicing income	527	931	3,467	12,154	—	17,079
Income on purchased future receivables, net of allowance for doubtful accounts	9,069	—	—	—	—	9,069
Loss from unconsolidated joint ventures	(3,030)	—	—	—	—	(3,030)
Other income	3,755	2,722	28,969	106	115	35,667
Total non-interest income (loss)	$(1,253)	$6,327	$37,249	$101,012	$115	$143,450
Non-interest expense
Employee compensation and benefits	$(5,471)	$(7,399)	$(7,395)	$(24,584)	$(1,375)	$(46,224)
Allocated employee compensation and benefits from related party	(250)	—	—	—	(2,250)	(2,500)
Variable expenses on residential mortgage banking activities	—	—	—	(56,575)	—	(56,575)
Professional fees	(486)	(442)	(427)	(558)	(2,562)	(4,475)
Management fees – related party	—	—	—	—	(5,227)	(5,227)
Incentive fees – related party	—	—	—	—	(3,506)	(3,506)
Loan servicing expense	(2,866)	(3,291)	(582)	(9,119)	(40)	(15,898)
Merger related expenses	—	—	—	—	(58)	(58)
Other operating expenses	(10,317)	(7,886)	(8,089)	(3,758)	(1,437)	(31,487)
Total non-interest expense	$(19,390)	$(19,018)	$(16,493)	$(94,594)	$(16,455)	$(165,950)
Net loss before provision for income taxes	$(18,720)	$(9,066)	$19,664	$5,544	$(16,712)	$(19,290)
Total assets	$1,125,035	$2,620,406	$804,355	$568,353	$342,783	$5,460,932